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                    CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                            1995 STOCK OPTION PLAN

                 As Amended and Restated to September 3, 1998
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1.       Purpose

The purpose of the 1995 Stock Option Plan (the "Plan") is to induce employees, nonemployee consultants and directors who are not employees of the Company or a Subsidiary ("nonemployee directors") to retain their association with Central European Media Enterprises Ltd (the "Company"), its affiliates and its present and future subsidiaries (each a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986 [of the USA], as amended (the "Code"), to attract new employees, nonemployee consultants and directors who are not employees and to encourage such employees, nonemployee consultants and directors who are not employees to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options ("non-incentive stock options") or (c) a combination thereof, as determined by the Committee (the "Committee") referred to in Section 5 hereof at the time of the grant thereof.

2.       Effective Date of the Plan

The Plan was adopted by resolution of the Board of Directors of the Company (the "Board") on August 2, 1995 and ratified by a majority of the votes cast by holders of outstanding shares of the


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common stock, $.01 par value, of the Company (the "Common Stock"), at the
Company's annual general meeting of shareholders held on May 3, 1996. The Plan was amended by the Board on March 17, October 4, 1997 and March 11, 1998 (the "March 11 Board Meeting"). The decision of the March 11 Board Meeting was ratified in certain respects by the Company's annual general meeting of shareholders held on June 5 1998. The Plan was further amended by the Board on September 3 1998.

3.       Stock Subject to Plan

3,200,000 of the authorized but unissued shares of the Class A Common Stock (the "Class A Common Stock") and 320,000 of the authorized but unissued shares of the Class B Common Stock (the "Class B Common Stock"), are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3,200,000, provided further, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Class A Common Stock or Class B Common Stock are purchased by the Company and set aside for issue upon the exercise of Options; and provided further, however, that the number of shares of Class A Common Stock reserved shall be reduced by the number of shares of Class B Common Stock that are delivered pursuant to the exercise of Options hereunder. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4.       Administration

The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be


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identical), to determine the individuals (each a "Participant") to whom and the times and the prices at which Options shall be granted, the period during which each Option shall be exercisable and the vesting schedule therefor (which may vary with each optionee and may be granted on a basis less favourable to the optionee than that provided in Section 10 hereof), the number of shares of the Class A Common Stock of Class B Common Stock to be subject to each Option and whether such Option shall be incentive stock or Class B Common Stock to be subject to each Option and whether such Option shall be incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that Options on Class B Common Stock shall be granted only to persons eligible to be a holder of Class B Common Stock pursuant to the Company's Bye-laws; and provided further, however, that only the Board shall grant Options to nonemployee directors, other than Options granted to nonemployee directors pursuant to Section 20.B. hereof, and to determine the terms thereof. In making such determinations, the Committee or the Board, as the case may be, may take into account the nature of the services rendered by the respective employees, nonemployee consultants and nonemployee directors, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee or the Board in its discretion shall deem relevant. The Committee's or Board's determination on the matters referred to in this Section 4 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

5.       Committee

The Committee shall consist of two or more members of the Board both or all of whom shall be "Non-Employee Directors" within the meaning of Rule 16b 3(b)(i) promulgated under the Securities Exchange Act of 1934, as amended [of the USA] (the "Exchange Act"). The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill


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vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

6.       Eligibility

An Option may be granted only to a key employee or nonemployee consultant of the Company or a Subsidiary. A director of the Company or a Subsidiary who is not an employee of the Company or a Subsidiary shall be eligible to receive an Option, but only as provided in Section 4 and 20 hereof.

7.       Option Prices

         A. The initial per share option price of an Option which is an incentive stock option shall be the price determined by the Committee, but not less than the fair market value of a share of the Class A Common Stock or Class B Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Class A Common Stock or Class B Common Stock on the date of grant.

         B. The initial per share option price of any Option which is a non-incentive stock option granted to an employee or nonemployee consultant shall be the price determined by the committee, but not less than either the fair market value of a share of Class A Common Stock on the date of grant or the average fair market value of a share of Class A Common Stock


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         over a period specified in the grant following the date the Option is granted not to exceed 20 business days. The Committee may provide that the option price per share will increase to reflect the cost of the capital or any other objective measure or may set the initial exercise price at an amount in excess of the fair market value at the time of grant. The per share option price of any Option granted to a nonemployee director pursuant to Section 20.A. shall be determined in the same manner as the per share option price for options granted to employees and nonemployee consultants, and the per share option price of an Option granted to a nonemployee director pursuant to Section 20.B. shall be determined as provided in Section 20.B.

         C. For all purposes of the Plan, the fair market value of a share of the Class A Common Stock or the Class B Common Stock on any date shall be equal to (i) if, on such day, shares of the Class A Common Stock shall be traded on a national securities exchange, the closing sales price of a share of the Class A Common Stock as published by such national securities exchange or if there is no sale of the Class A Common Stock on such date, the average of the bid and asked price on such exchange at the close of trading on such date, or (ii) if the shares of the Class A Common Stock are not listed on a national securities exchange on such date, and are traded on a national securities market, the average of the bid and asked price in the over-the-counter market at the close of trading on such date, or
         (iii) if the provisions of clause (i) and clause (ii) shall not be applicable, such amount as shall be determined in good faith by the Board.

8.       Option Term

Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option


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shall not be in excess of five years from the date of the granting thereof. The Committee may provide that the length of the term of an Option will vary with the length of the period over which the Option first becomes exercisable.

9.       Limitations on Amount of Incentive Stock Options Granted

The Aggregate fair market value of the shares of the Class A Common Stock or Class B Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

10.      Exercise of Options

         A. Each Option shall be exercisable and the total number of shares subject thereto shall be purchasable in installments, which need not be equal, as specified in the Option. Except as otherwise determined by the Committee, the first installment shall not become exercisable during the period commencing on the date of the granting of such Option and ending on the day next preceding the first anniversary of such date. An installment once exercisable shall remain exercisable until the Option expires or is terminated.

         B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

         C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Class A Common Stock or Class B Common Stock and payment to the Company of the amount of the option price for the number of shares of the Class A Common Stock or the Class B Common Stock so specified; provided, however, that all or any portion of such payment may be made in kind by the


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         delivery of shares of the Class A Common Stock or Class B Common
         Stock, as the case may be, having a fair market value equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act, the Committee may implement procedures to allow a broker chosen by a Participant to make payment of all of any portion of the option price payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Class A Common Stock or Class B Common Stock issuable upon such exercise.

         D. Notwithstanding the terms of this Section 10, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

11.      Transferability

No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him; provided, however that the Board or Committee may provide that a Participant may transfer an Option for no consideration to any member of his or her immediate family or to any trust for the benefit of the Participant's immediate family.

12.      Termination of Employment or Service

In the event a Participant leaves the employ of the Company and the Subsidiaries, or the services or the contract of a nonemployee consultant of the Company and the Subsidiaries is terminated or a Participant ceases to serve as a nonemployee director (a "Termination"), an Option may thereafter be exercised only as hereinafter provided:

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         (a) If Termination occurs by reason of (i) disability, (ii) death or
         (iii) retirement at or after age 65, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall become exercisable in full and shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of one (1) year after the date of such Termination and the date of termination specified in such Option;

         (b) If Termination occurs by reason of (i) termination by the Company or a Subsidiary other than for Cause or (ii) the Participant's voluntary termination, each Option theretofore granted to him which shall not have theretofore expired or otherwise have been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of ninety (90) days after the date of Termination and the date of termination specified in such Option, and

         (c) If termination occurs by reason of termination by the Company for Cause, each Option theretofore granted to him which shall not have theretofore expired or otherwise been cancelled shall immediately terminate;

"Cause" shall mean (i) the commission by a Participant of any act or omission that would constitute a felony under United States federal, state or equivalent foreign law, or an indictable offense under Bermuda law, (ii) a Participant's gross negligence, recklessness, dishonesty, fraud, disclosure of trade secrets or confidential information, willful malfeasance or willful misconduct in the performance of services to the Company or its Subsidiaries,
(iii) willful misrepresentation to shareholders or directors which is injurious to the Company; (iv) a willful failure without reasonable justification to comply with reasonable directions of a Participant's supervisor; or (v) a willful and material breach of a Participant's duties or obligations under any agreement with the Company or a Subsidiary.

13.      Adjustment of Number of Shares

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         A. In the event that a dividend shall be declared upon the Class A
         Common Stock payable in shares of the Class A Common Stock, the number of shares of the Class A Common Stock then subject to any Option, the number of shares of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares referred to in Section 20.B. hereof shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

         B. In the event that the outstanding shares of the Class A Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Class A Common Stock then subject to any Option, for each share of the Class A Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Class A Common Stock referred to in Section 20.B. hereof, the number and kind of shares of stock or other securities into which each outstanding share of the Class Common Stock shall be so changed or for which each such share shall be exchanged.

         C. In the event that there shall be any change, other than as specified in this Section 13, in the number or kind of outstanding shares of the Class A Common Stock, or of any stock or other securities into which the Class A Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option, the number or kind of shares reserved for issuance in accordance

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         with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Section 20.B. hereof, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

         D. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

         E. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

         F. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in second sentence of this Section 13, each Option, to the extent not theretofore exercised, shall be immediately exercisable in full.

         G. This Section 13 shall apply, pari passu, with respect to Class B Common Stock.

14.      Purchase for Investment, Withholding and Waivers.

Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended [of the USA], such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view

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to, or for sale in connection with, the distribution of any thereof. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine. In the case of each stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to all federal, state, local and foreign withholding tax requirements as the Committee may determine.

15.      No Stockholder Status.

Neither any Participant nor his legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Class A Common Stock or Class B Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.      No Restrictions on Corporate Acts.

Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or Class B Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.      No Employment Right or Right to Continued Service.

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Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary, as a nonemployee consultant of the Company or a Subsidiary or as a director of the Company.

18.      Termination and Amendment of the Plan.

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock voting as a single class as provided in the Company's Bye-Laws present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 13 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

19.      Expiration and Termination of the Plan.

The Plan shall terminate on the business day preceding the tenth anniversary of its effective date or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

20.      Options for Outside Directors.

         A. A nonemployee director shall be eligible to receive Options. Except as otherwise provided in this Section 20, each such Option shall be subject to all of the terms and

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         conditions of the Plan.

         B. I. Upon the effective date of the Company's first registration statement under the Securities Act of 1933, as amended [of the USA], each nonemployee Director shall be granted an Option to purchase 10,000 shares of the Class A Common Stock.

                  II. At each annual meeting of the Company, each nonemployee director who shall have served as a nonemployee director since the immediately preceding annual meeting shall be granted a non-incentive stock option to purchase 10,000 shares of the Class A Common Stock or Class B Common Stock.

                  III. The initial per share option price of each Option granted to a nonemployee director pursuant to this Section 20.B. shall be equal to the average fair market value of a share of Class A Common Stock for the ten (10) consecutive business days immediately following the date the Option is granted, or 105% of the ten (10) consecutive business day average thereof, in the case of a grant of an Option on shares of Class B Common Stock.

                  IV. The term of each Option granted to a nonemployee director pursuant to this Section 20.B. shall be ten years from the date of the granting thereof.

                  V. All or any portion of the payment required upon the exercise of an Option granted to a nonemployee director may be made in kind by the delivery of shares of the Class A Common Stock or Class B Common Stock, as the case may be, having a fair market value on the date the Option is exercised equal to the portion of the option price so paid.

         C. The provisions of this Section 20 may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are nonemployee directors.

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21.      Governing Law.

The Plan shall be governed by the laws of Bermuda.

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